UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

Partners Bancorp

(Exact name of registrant as specified in its charter)

Maryland	033-21202	52-1559535
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

2245 Northwood Drive, Salisbury, Maryland 21801

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 548-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed further below, Partners Bancorp (the “Company”) held its annual meeting of shareholders on May 19, 2021 (the “2021 Annual Meeting”), at which five proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s proxy statement for the 2021 Annual Meeting filed with the Securities and Exchange Commission on April 7, 2021 (the “2021 Proxy Statement”).

At the 2021 Annual Meeting, the Company’s shareholders approved the Partners Bancorp 2021 Incentive Stock Plan (the “Plan”), which the Company’s Board of Directors had adopted, subject to shareholder approval, on January 27, 2021, based on the recommendation of the Compensation Committee of the Company’s Board of Directors (the “Committee”). The Plan became effective upon shareholder approval at the 2021 Annual Meeting.

The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentive to key employees and non-employee directors to associate their personal interests with the long-term financial success of the Company and with growth in shareholder value, consistent with the Company’s risk management practices. The Plan is designed to provide flexibility to the Company in its ability to attract, retain the services of and motivate key employees and non-employee directors upon whose judgment, interest and special effort the successful conduct of the Company’s operations largely depends.

The Plan authorizes the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, stock awards and performance units. Awards may be granted under the Plan to key employees and non-employee directors, including members of advisory boards, of the Company and certain of its subsidiaries, as determined by the Committee, which has been appointed to administer the Plan.

Subject to the right of the Board to terminate the Plan at any time, awards may be granted under the Plan until May 18, 2031, after which date no further awards may be granted. Any awards granted under the Plan that are outstanding on May 18, 2031 will remain outstanding and valid in accordance with their terms.

Subject to adjustment in the event of certain changes in the Company’s capital structure, the maximum number of shares of the Company’s common stock that may be issued under the Plan is 1,250,000. Shares of common stock related to awards that terminate, expire, are cancelled or lapse for any reason other than as a result of exercise or settlement and shares of common stock issued pursuant to awards that are forfeited will not count against this maximum. Under the Plan, the sum of any cash compensation paid outside of, and the grant date fair value of awards granted under, the Plan during a fiscal year to a non-employee director for service as a non-employee director generally may not exceed $200,000.

The Committee has the authority under the Plan to select participants and to grant awards on terms the Committee considers appropriate, subject to the terms of the Plan. Additionally, subject to the terms of the Plan, the Committee has the authority, among other things, to determine all terms and provisions of each award agreement, which need not be identical, to construe and interpret the Plan and the award agreements, to establish, amend, or waive rules or regulations for the Plan’s administration, to accelerate the exercisability or vesting of any award, to change any performance goal, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its discretion. The Committee, in its discretion, may delegate to any of the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer all or part of its authority and duties with respect to awards under the Plan, except in the case of awards to directors and certain executive officers.

All awards under the Plan, whether vested or unvested, are subject to such recovery or clawback as may be required under any clawback or similar policy of the Company as may be in effect from time to time or under applicable law, regulation or stock exchange listing standard, which could in certain circumstances require repayment or forfeiture of awards or any shares of common stock or other cash or property received with respect to the awards, including any value received from a disposition of the shares acquired upon payment of the awards.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.16.

Item 5.07          Submission of Matters to a Vote of Security Holders.

On May 19, 2021, the Company held the 2021 Annual Meeting for the purposes of (1) electing the four persons listed below under Proposal 1 as directors of the Company for a three-year term to hold office until the 2024 Annual Meeting of Shareholders, and until their successors shall be duly elected and qualified; (2) approving, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the 2021 Proxy Statement (Proposal 2); (3) voting, on an advisory and non-binding basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 3); (4) approving the Plan (Proposal 4); and (5) ratifying the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The Company’s shareholders voted as follows on each of the proposals.

Proposal 1: To elect four persons as directors of the Company for a three-year term to hold office until the 2024 Annual Meeting of Shareholders, and until their successors shall be duly elected and qualified

The name of each director elected at the 2021 Annual Meeting and the votes regarding Proposal 1 are set forth below:

Nominees:	Votes For	Votes Withheld	Broker Non-votes
Mona D. Albertine	10,622,065	788,906	3,185,312
Mark L. Granger	10,506,940	904,031	3,185,312
Robert C. Wheatley	10,131,059	1,279,912	3,185,312
Michael W. Clarke	11,338,352	72,619	3,185,312

Proposal 2: To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the 2021 Proxy Statement

The Company’s shareholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the 2021 Proxy Statement. The votes regarding Proposal 2 are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-votes
11,229,970	92,311	88,690	3,185,312

Proposal 3: To vote, on an advisory and non-binding basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers

The Company’s shareholders selected, on an advisory and non-binding basis, the option of three years as the frequency of future advisory votes on the compensation of the Company’s named executive officers. The votes regarding Proposal 3 are set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-votes
3,821,496	29,056	7,479,951	80,468	3,185,312

Proposal 4: To approve the Partners Bancorp 2021 Incentive Stock Plan

The Company’s shareholders approved the Partners Bancorp 2021 Incentive Stock Plan. The votes regarding Proposal 4 are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-votes
11,194,092	100,420	116,459	3,185,312

Proposal 5: To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021

The appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, was duly ratified by the Company’s shareholders. The votes regarding Proposal 5 are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-votes
14,550,511	43,054	2,718	--

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Number  Description

10.16	Partners Bancorp 2021 Incentive Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS BANCORP
(Registrant)

	By:	/s/ Lloyd B. Harrison, III
Name: Lloyd B. Harrison, III
Title: Chief Executive Officer

Dated: May 20, 2021